UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 4, 2010
LIBERTY ACQUISITION HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33862	26-0490500
(Commission File Number)	(IRS Employer Identification Number)
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 380-2230
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS
     ON MAY 7, 2010, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION (THE “BUSINESS COMBINATION”) BETWEEN PROMOTORA DE INFORMACIONES, S.A. (“PRISA”) AND LIBERTY ACQUISITION HOLDINGS CORP. (“LIBERTY”), PRISA FILED A REGISTRATION STATEMENT ON FORM F-4 (THE “REGISTRATION STATEMENT”) WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) THAT INCLUDES A PRELIMINARY PROXY STATEMENT OF LIBERTY FOR THE PROPOSED BUSINESS COMBINATION AND PROPOSED WARRANT AMENDMENT THAT WILL ALSO CONSTITUTE A PROSPECTUS OF PRISA. PRISA EXPECTS TO FILE AN AMENDMENT TO ITS REGISTRATION STATEMENT WHICH WILL, AMONG OTHER THINGS, REFLECT THE TERMS OF THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT ENTERED INTO BETWEEN PRISA AND LIBERTY ON AUGUST 4, 2010 (THE “AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT”). LIBERTY INTENDS TO MAIL A DEFINITIVE PROXY STATEMENT/PROSPECTUS FOR THE PROPOSED BUSINESS COMBINATION AND PROPOSED WARRANT AMENDMENT TO ITS STOCKHOLDERS AND WARRANTHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED BUSINESS COMBINATION. LIBERTY STOCKHOLDERS AND WARRANTHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING LIBERTY, PRISA, THE PROPOSED BUSINESS COMBINATION, THE PROPOSED WARRANT AMENDMENT AND RELATED MATTERS.
     STOCKHOLDERS AND WARRANTHOLDERS MAY OBTAIN A COPY OF THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AND ANY OTHER DOCUMENTS FILED BY LIBERTY OR PRISA WITH THE SEC, FREE OF CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV) OR BY SENDING A REQUEST TO LIBERTY, 1114 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NEW YORK 10036, OR BY CALLING LIBERTY AT (212) 380-2230. PRISA WILL ALSO FILE CERTAIN DOCUMENTS WITH THE SPANISH COMISIÓN NACIONAL DEL MERCADO DE VALORES (THE “CNMV”) IN CONNECTION WITH ITS SHAREHOLDERS’ MEETING TO BE HELD IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, WHICH WILL BE AVAILABLE ON THE CNMV’S WEBSITE AT WWW.CNMV.ES.
     LIBERTY AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM LIBERTY’S STOCKHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION AND FROM THE WARRANTHOLDERS OF LIBERTY IN CONNECTION WITH THE PROPOSED WARRANT AMENDMENT. INFORMATION REGARDING THE OFFICERS AND DIRECTORS OF LIBERTY IS AVAILABLE IN LIBERTY’S PRELIMINARY PROXY STATEMENT CONTAINED IN THE REGISTRATION STATEMENT, WHICH HAS BEEN FILED WITH THE SEC. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH POTENTIAL PARTICIPANTS IS ALSO INCLUDED IN THE REGISTRATION STATEMENT (AND WILL BE INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS) AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC.
     PRISA AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF LIBERTY IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AND FROM THE WARRANTHOLDERS OF LIBERTY IN CONNECTION WITH THE PROPOSED WARRANT

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AMENDMENT. INFORMATION REGARDING THE INTERESTS OF THESE DIRECTORS AND EXECUTIVE OFFICERS IN THE BUSINESS COMBINATION IS INCLUDED IN THE REGISTRATION STATEMENT (AND WILL BE INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS) AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC.
     THIS REPORT MAY INCLUDE “FORWARD LOOKING STATEMENTS” WITHIN THE MEANING OF THE “SAFE HARBOR” PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF WORDS SUCH AS “ANTICIPATE”, “BELIEVE”, “EXPECT”, “ESTIMATE”, “PLAN”, “OUTLOOK”, AND “PROJECT” AND OTHER SIMILAR EXPRESSIONS THAT PREDICT OR INDICATE FUTURE EVENTS OR TRENDS OR THAT ARE NOT STATEMENTS OF HISTORICAL MATTERS. INVESTORS ARE CAUTIONED THAT SUCH FORWARD LOOKING STATEMENTS WITH RESPECT TO REVENUES, EARNINGS, PERFORMANCE, STRATEGIES, PROSPECTS AND OTHER ASPECTS OF THE BUSINESSES OF PRISA, LIBERTY AND THE COMBINED GROUP AFTER COMPLETION OF THE PROPOSED BUSINESS COMBINATION ARE BASED ON CURRENT EXPECTATIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES. A NUMBER OF FACTORS COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT; (2) THE OUTCOME OF ANY LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST PRISA AND OTHERS FOLLOWING ANNOUNCEMENT OF THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT AND TRANSACTIONS CONTEMPLATED THEREIN; (3) THE INABILITY TO COMPLETE THE TRANSACTIONS CONTEMPLATED BY THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT DUE TO THE FAILURE TO OBTAIN LIBERTY STOCKHOLDER APPROVAL, LIBERTY WARRANTHOLDER APPROVAL OR PRISA SHAREHOLDER APPROVAL; (4) DELAYS IN OBTAINING, ADVERSE CONDITIONS CONTAINED IN, OR THE INABILITY TO OBTAIN NECESSARY REGULATORY APPROVALS REQUIRED TO COMPLETE THE TRANSACTIONS CONTEMPLATED BY THE AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT; (5) THE RISKS THAT PRISA’S PLANNED ASSET DISPOSITIONS AND/OR RESTRUCTURING OF ITS CREDIT FACILITIES WILL FAIL TO BE COMPLETED OR FAIL TO BE COMPLETED ON THE TERMS CURRENTLY ANTICIPATED OR THAT PRISA WILL NOT RECEIVE THE NECESSARY CONSENTS UNDER ITS REFINANCING MASTER AGREEMENT TO THE TERMS OF THE BUSINESS COMBINATION; (6) THE RISK THAT HOLDERS OF MORE THAN 70 MILLION SHARES OF LIBERTY COMMON STOCK WILL ELECT TO RECEIVE CASH OR WILL ELECT TO REDEEM THEIR SHARES; (7) THE RISK THAT OTHER CONDITIONS TO CLOSING MAY NOT BE SATISFIED; (8) THE RISK THAT SECURITIES MARKETS WILL REACT NEGATIVELY TO THE BUSINESS COMBINATION OR OTHER ACTIONS BY PRISA AND THE HOLDERS OF LIBERTY COMMON STOCK WILL NOT FIND THIS TO BE MORE ATTRACTIVE THAN THE FORMER TERMS OF THE BUSINESS COMBINATION OR HAVE A DIFFERENT VIEW OF THE VALUE AND LONG-TERM PROSPECTS OF PRISA; (9) THE RISK THAT THE PROPOSED TRANSACTION DISRUPTS CURRENT PLANS AND OPERATIONS AS A RESULT OF THE ANNOUNCEMENT AND CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN; (10) THE ABILITY TO RECOGNIZE THE ANTICIPATED BENEFITS OF THE COMBINATION OF PRISA AND LIBERTY AND OF PRISA TO TAKE ADVANTAGE OF STRATEGIC OPPORTUNITIES; (11) COSTS RELATED TO THE PROPOSED BUSINESS COMBINATION; (12) THE LIMITED LIQUIDITY AND TRADING OF LIBERTY’S SECURITIES; (13) CHANGES IN APPLICABLE LAWS OR REGULATIONS; (14) THE POSSIBILITY THAT PRISA MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS; AND (15) OTHER RISKS

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AND UNCERTAINTIES INDICATED FROM TIME TO TIME IN PRISA’S OR LIBERTY’S FILINGS WITH THE SEC.
     READERS ARE REFERRED TO LIBERTY’S MOST RECENT REPORTS FILED WITH THE SEC, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE, AND LIBERTY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE THE FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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Item 7.01. Regulation FD Disclosure.
Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is the form of presentation to be used by Prisa and Liberty in presentations for certain of Liberty’s stockholders and other persons. Such exhibit and the information set forth therein is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 8.01. Other Events.
The information contained in Item 7.01 is incorporated herein by reference.
On August 4, 2010, Liberty and Prisa issued a joint press release announcing that they had amended the terms of their proposed business combination agreement and received commitments from certain institutional investors. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Form of presentation.

99.2	Joint press release of Prisa and Liberty dated August 4, 2010.

1

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY ACQUISITION HOLDINGS CORP.
Date: August 4, 2010	By:	/S/ Jared Bluestein
	Name:	Jared Bluestein
	Title:	Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Form of presentation.

99.2	Joint press release of Prisa and Liberty dated August 4, 2010.